UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period:	December 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PSMEX

Putnam Short-Term Municipal Income Fund

Semiannual report
5|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short-Term Municipal
Income Fund

Semiannual report
5 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Putnam Short-Term Municipal Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. The portfolio managers can select bonds with lower interest-rate sensitivity from a variety of state and local governments. Because a state's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 5/31/16 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.42% ($804)
3.04% ($1,721)
3.27% ($1,850)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 5/31/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
6.60%
Municipal bonds
Corporate bonds

Source: Moody's, Annual U.S. Municipal Bond Defaults and Recoveries, 1986–2015 (May 2016).

2 Short-Term Municipal Income Fund

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Short-Term Municipal Income Fund

Interview with
your fund’s
portfolio managers

What was the environment like for short-term municipal bonds during the six-month reporting period ended May 31, 2016?

Thalia: Short-term municipal bonds, as measured by the Barclays 3-Year Municipal Bond Index, chalked up slightly positive gains for the six-month reporting period, outperforming U.S. Treasuries but underperforming longer-term municipal bonds. Market expectations for a liftoff interest-rate hike by the Federal Reserve in December 2015, which came to pass, and for a second dovish rate hike by the Fed of a quarter of a percentage point later in the period, which failed to materialize, created a slight headwind for short-term municipal bonds. However, on balance, the reporting period proved to be a friendly environment for municipal bonds.

Heightened investor interest in municipal bonds as an asset class was noteworthy during the reporting period. For the first five months of 2016, new-issue supply fell while demand rose, as measured by mutual fund inflows. Municipal bond mutual funds saw over $26 billion in new assets, which was the largest level of inflows over the past 25 years for the January to May time frame. Demand for municipal bonds has been dominated by households, which comprised about 70% of municipal bond investors at the end of 2015, according to Fed estimates. Meanwhile, from a demand standpoint, the biggest change that we have seen over the past few

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Short-Term Municipal Income Fund	5

years has come in the bank channel, whose share of municipal bond assets has doubled since 2008. As such, we think demand for municipal bonds has moved beyond the traditional base of tax-sensitive investors to include investors who are drawn to the high-quality, relatively low-volatility income potential of these investments.

How did Putnam Short-Term Municipal Income Fund perform against this backdrop?

Paul: Thanks in large part to a patient Fed, U.S. Treasury rates fell and prices rose during the course of the reporting period. In this environment, the fund posted positive absolute performance that matched the average return of its Lipper peer group but lagged its benchmark, the Barclays 3-Year Municipal Bond Index, for the six months ended May 31, 2016.

What strategies or holdings influenced the fund’s performance during the reporting period?

Thalia: We continued to manage the portfolio with a high-quality focus, investing in a wide range of short-term municipal bonds from around the nation. The portfolio retained its emphasis on essential service revenue bonds, which have been typically issued by state and local governments to finance specific revenue-generating projects, with the projects’ receipts being used to service debt. While we believe that conditions have improved at the state and local levels, we continued to underweight local general obligation [G.O.] bonds relative to the benchmark because these securities rely on the taxing power of the issuer and the health of the local economy to make payments on these bonds. At the sector level, we favored public power, water and sewer, land-secured, and

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Short-Term Municipal Income Fund

continuing-care retirement communities bonds in the portfolio relative to the fund’s Lipper peer group.

Finally, while the portfolio was overweight the one- and two-year parts of the yield curve, our duration interest-rate positioning was a modest detractor from relative performance versus our Lipper peers, as longer-term municipal interest rates moved lower during the period.

How would you characterize the health of the municipal bond market at period-end?

Paul: Overall, we believe municipal credit fundamentals have been sound and the default rate remains low — just 0.15% through May 2016, according to BofA Merrill Lynch — a fraction of the $3.7 trillion municipal bond market. Credit rating upgrades of issuers have exceeded downgrades due to economic and financial stabilization across most public finance sectors. At the local level, property values have improved, contributing to modest increases in tax receipts.

We are closely following a handful of states and municipalities grappling with budget challenges posed by unfunded pension liabilities and health-care costs. However, while these various issuers, as well as Puerto Rico, are facing long-term headwinds, such as pensions, we believe investors have shown a

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Short-Term Municipal Income Fund	7

willingness to isolate these situations from the overall municipal market.

What is your outlook for interest rates and Fed monetary policy?

Thalia: During the reporting period, the Fed’s monetary policy continued to be influenced by U.S. data releases and global macroeconomic factors. At its March meeting, the central bank reduced its rate-hike forecast for the remainder of the year to two hikes from the four that policymakers had anticipated at their December 2015 meeting. The Fed left its benchmark rate unchanged at its April and May meetings. Just following the close of the reporting period, soft economic data, including the weakest U.S. payroll data in almost six years, diminished expectations that the Fed would raise interest rates in the next few months. In our view, the economic outlook for China and the November U.S. presidential election also have the potential to exacerbate market uncertainty and to influence the willingness of investors to take on investment risk in the coming months.

Given the Fed’s assessment that an accommodative policy was appropriate given global risk factors, we saw the bull market in bonds continue during the reporting period, with bonds achieving their best start to a calendar year since 1997. Municipal bonds were beneficiaries of this trend, with many investors drawn to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility.

This phenomenon became even more apparent during the sharp selloff in higher-risk assets following the United Kingdom’s surprise vote to leave the European Union. We continue to believe that municipal bonds are a compelling long-term investment strategy for income-oriented investors.

Thank you, Thalia and Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

Portfolio Manager Paul M. Drury holds a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

8	Short-Term Municipal Income Fund

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

Short-Term Municipal Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	1.75%	0.74%	1.13%	1.13%	0.34%	0.34%	1.60%	0.84%	2.56%
Annual average	0.54	0.23	0.35	0.35	0.11	0.11	0.50	0.26	0.79

3 years	1.41	0.39	0.82	0.82	0.04	0.04	1.26	0.50	2.17
Annual average	0.47	0.13	0.27	0.27	0.01	0.01	0.42	0.17	0.72

1 year	0.86	–0.15	0.65	–0.35	0.31	–0.69	0.81	0.05	1.11

6 months	0.50	–0.51	0.40	–0.60	0.20	–0.80	0.48	–0.28	0.63

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Short-Term Municipal Income Fund

Fund price and distribution information For the six-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.029992		$0.020047	$0.000518	$0.027565		$0.042545

Capital gains [2]	—		—	—	—		—

Total	$0.029992		$0.020047	$0.000518	$0.027565		$0.042545

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/15	$10.01	$10.11	$10.01	$10.01	$10.01	$10.09	$10.01

5/31/16	10.03	10.13	10.03	10.03	10.03	10.11	10.03

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	0.44%	0.44%	0.24%	0.01%	0.40%	0.39%	0.69%

Taxable equivalent [4]	0.78	0.78	0.42	0.02	0.71	0.69	1.22

Current 30-day SEC yield
(with expense limitation) [5,6]	N/A	0.26	0.07	–0.07	N/A	0.22	0.51

Taxable equivalent [4]	N/A	0.46	0.12	–0.12	N/A	0.39	0.90

Current 30-day SEC yield
(without expense limitation) [6]	N/A	–0.62	–0.83	–1.28	N/A	-0.67	–0.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short-Term Municipal Income Fund	11

Comparative index returns For periods ended 5/31/16

	Barclays 3-Year Municipal	Lipper Short Municipal Debt
	Bond Index	Funds category average*

Life of fund	4.20%	1.84%
Annual average	1.29	0.57

3 years	4.05	1.77
Annual average	1.33	0.59

1 year	1.97	0.92

6 months	0.87	0.50

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 5/31/16, there were 110, 108, 94, and 93 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	1.90%	0.88%	1.26%	1.26%	0.44%	0.44%	1.74%	0.98%	2.73%
Annual average	0.58	0.27	0.38	0.38	0.13	0.13	0.53	0.30	0.82

3 years	2.03	1.01	1.44	1.44	0.64	0.64	1.88	1.12	2.80
Annual average	0.67	0.34	0.48	0.48	0.21	0.21	0.62	0.37	0.93

1 year	0.96	–0.05	0.76	–0.24	0.41	–0.59	0.91	0.15	1.21

6 months	0.69	–0.32	0.59	–0.41	0.41	–0.59	0.66	–0.09	0.81

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Short-Term Municipal Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
11/30/15*	0.60%	0.80%	1.35%	0.65%	0.35%

Total annual operating expenses for the fiscal
year ended 11/30/15	1.54%	1.74%	2.29%	1.59%	1.29%

Annualized expense ratio for the six-month
period ended 5/31/16	0.60%	0.80%	1.18%†	0.65%	0.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/17.

† Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the class.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.01	$4.01	$5.91	$3.26	$1.76

Ending value (after expenses)	$1,005.00	$1,004.00	$1,002.00	$1,004.80	$1,006.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.03	$4.04	$5.96	$3.29	$1.77

Ending value (after expenses)	$1,022.00	$1,021.00	$1,019.10	$1,021.75	$1,023.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short-Term Municipal Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Short-Term Municipal Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short-Term Municipal Income Fund 17

The fund’s portfolio 5/31/16 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	PSFG Permanent School Fund Guaranteed
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are
FGIC Financial Guaranty Insurance Company	floating-rate securities with long-term maturities
FHA Insd. Federal Housing Administration Insured	that carry coupons that reset and are payable upon
G.O. Bonds General Obligation Bonds	demand either daily, weekly or monthly. The rate
NATL National Public Finance Guarantee Corp.	shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (86.7%)*	Rating**	Principal amount	Value

Alabama (1.1%)
Pub. School &. College Auth. Rev. Bonds ,
Ser. A, 5s, 5/1/18	Aa1	$185,000	$199,780

199,780
Arizona (2.2%)
AZ State Hlth. Fac. Auth. Rev. Bonds (Banner
Hlth.), Ser. A, 5s, 1/1/17	AA–	50,000	51,255

Gilbert, Pub. Facs. Rev. Bonds, 5s, 7/1/18	Aa1	100,000	108,463

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Great
Hearts Academies), 3 3/4s, 7/1/24	BBB–	25,000	25,528

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS School, Inc.), 3s, 7/1/20	BB	25,000	25,579

Pima Cnty., Regl. Trans. Fund Excise Tax Rev.
Bonds, 5s, 6/1/16	AA/F	100,000	100,000

U. Med. Ctr. Corp. Rev. Bonds, U.S. Govt. Coll., 5s,
7/1/17 (Escrowed to maturity)	AAA/P	75,000	78,456

389,281
California (10.5%)
CA State G.O. Bonds
5s, 9/1/18	Aa3	150,000	163,914
5s, 10/1/16	Aa3	100,000	101,481

CA State Muni Fin. Auth. Solid Waste Mandatory
Put Bonds (7/1/16) (Republic Svcs., Inc.),
0.65s, 9/1/21	BBB+	200,000	200,020

CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (8/1/16) (Republic
Svcs., Inc.), Ser. A, 0.9s, 8/1/23	BBB+	150,000	149,988

CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (4/2/18) (Southern CA Edison Co.),
1 3/8s, 4/1/28	Aa3	75,000	75,509

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
AGM, 5s, 11/15/19	AA	100,000	113,022
(Henry Mayo Newhall Memorial Hosp.), 5s,
10/1/16 (Escrowed to maturity)	AA–	45,000	45,665

Chula Vista, Muni. Fin. Auth. Special Tax
Bonds, 5s, 9/1/16	BBB+	75,000	75,675

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 4s, 9/1/17	A–	25,000	26,065

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, 5s, 6/1/17	A1	50,000	52,132

18 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (86.7%)* cont.	Rating**	Principal amount	Value

California cont.
Indian Wells, Redev. Agcy. Successor Tax
Allocation Bonds (Cons. Whitewater Redev.
Project), Ser. A, AGM, 4s, 9/1/18	AA	$100,000	$106,456

Irvine, Special Tax Bonds (Cmnty. Fac. Dist. No.
2005), Ser. 2, 4s, 9/1/18	BBB	75,000	79,532

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Dist. No. 1), 4s, 9/2/16	BBB+	50,000	50,407

Los Angeles, Dept. of Arpt. Rev. Bonds (Los
Angeles Intl. Arpt.), Ser. A, 5 1/4s, 5/15/24	AA	20,000	21,658

Modesto, Irrigation Dist. Elec. Rev. Bonds,
Ser. A, 5s, 7/1/19	A+	30,000	33,667

North Natomas, Cmnty. Fac. Special Tax Bonds,
Ser. E, 5s, 9/1/16	BBB+	75,000	75,722

Northern CA Pwr. Agcy. Rev. Bonds
(Geothermal No. 3), Ser. A, 5 1/4s, 7/1/20	A1	40,000	44,764
(Hydroelec. Project No. 1-C), AGM, 5s, 7/1/16	AA	40,000	40,147

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds, 5s, 8/1/16	BBB+/P	75,000	75,502

Roseville, Special Tax Bonds (Westpark Cmnty.
Pub. Fac. Dist. No. 1), 4s, 9/1/19	BBB–/P	40,000	43,380

South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A, 4s, 8/15/17	BBB+	50,000	51,839

U. of CA Rev. Bonds, Ser. AO, 5s, 5/15/19	Aa2	200,000	224,004

1,850,549
Colorado (0.7%)
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5s, 11/15/16	A2	75,000	76,446
4s, 11/15/17	A1	20,000	20,912

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1,
NATL, 5 1/4s, 9/1/18	AA–	20,000	21,867

119,225
Connecticut (2.8%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put
Bonds (7/21/16) (Yale U.), Ser. A, 1.35s, 7/1/42	Aaa	75,000	75,086

CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-2, 0 1/4s, 7/1/36	VMIG1	300,000	300,000

CT State Special Tax Oblig. Rev. Bonds (Trans.
Infrastructure), Ser. B, 5s, 8/1/19	AA	100,000	112,116

487,202
Delaware (1.4%)
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.36s, 10/1/38	VMIG1	240,000	240,000

240,000
District of Columbia (0.4%)
DC G.O. Bonds, Ser. C, AGM, 5s, 6/1/16	AA/F	75,000	75,000

Florida (2.2%)			75,000
Citizens Property Insurance Corp. Rev. Bonds,
Ser. A-1, 5 3/8s, 6/1/16	AA	15,000	15,000

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A,
5 1/8s, 8/15/20	A3	30,000	33,887
(Baptist Hosp., Inc.), 5s, 8/15/18	A3	60,000	64,432

Short-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (86.7%)* cont.	Rating**	Principal amount	Value

Florida cont.
FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr.), Ser. A, 4s, 10/1/16	A2	$50,000	$50,544

FL State U. Board of Governors Rev. Bonds,
5 1/4s, 7/1/17	Aa2	105,000	110,213

Jea, Elec. Syst. Rev. Bonds, Ser. D, 4s, 10/1/17	Aa3	100,000	104,380

378,456
Georgia (2.2%)
Bartow Cnty., Dev. Auth. Mandatory Put Bonds
(8/10/17) (GA Power Co. — Plant Bowen),
2 3/8s, 9/1/29	A3	100,000	101,486

GA State G.O. Bonds, Ser. E-2, 4s, 9/1/17	Aaa	125,000	130,213

Muni. Election Auth. of GA Rev. Bonds (Vogtle
Units 3&4), Ser. JB, 5s, 4/1/18	A+	145,000	155,807

387,506
Hawaii (0.6%)
HI State G.O. Bonds, 5s, 8/1/19	Aa2	100,000	112,515

112,515
Illinois (4.8%)
Chicago, G.O. Bonds, Ser. A
5s, 1/1/21	BBB+	50,000	52,071
5s, 1/1/19	BBB+	50,000	51,720

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5s, 1/1/17	A2	100,000	102,439
Ser. D, AGM, 4s, 1/1/18	AA	75,000	78,656

Chicago, Transit Auth. Rev. Bonds (Federal Transit
Administration Section 5307), 5s, 6/1/18	A	100,000	107,036

Chicago, Waste Wtr. Transmission Rev. Bonds
NATL, 5 1/2s, 1/1/17	AA–	50,000	51,243
Ser. C, 5s, 1/1/19	A	100,000	108,103

IL State G.O. Bonds, 5s, 7/1/17	A–	50,000	51,940

IL State Rev. Bonds, NATL, FGIC, 5 1/2s, 6/15/16	AAA	40,000	40,079

IL State Fin. Auth. Rev. Bonds (Presbyterian
Homes Oblig. Group), Ser. A, 5s, 11/1/23	A–/F	75,000	90,943

IL State Toll Hwy. Auth. Rev. Bonds,
Ser. D, 5s, 1/1/19	Aa3	100,000	109,858

844,088
Indiana (1.1%)
IN State Fin. Auth. VRDN, Ser. A-2, 0.38s, 2/1/37	VMIG1	200,000	200,000

200,000
Maryland (2.0%)
Baltimore Cnty., G.O. Bonds, Ser. B, 5s, 8/1/18	Aaa	100,000	109,048

MD State G.O. Bonds, Ser. C, 4s, 8/15/18	Aaa	125,000	133,846

Prince George’s Cnty., G.O. Bonds, Ser. A,
4s, 9/15/18	Aaa	100,000	107,201

350,095
Massachusetts (5.2%)
MA State G.O. Bonds
Ser. C, AGM, 4s, 8/1/16	Aa1	25,000	25,146
Ser. D, 4s, 8/1/16	Aa1	30,000	30,175

MA State VRDN (Construction Loan), Ser. A,
0.32s, 3/1/26	VMIG1	200,000	200,000

20 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (86.7%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Clean Energy Cooperative Corp. Rev.
Bonds (Muni. Ltg. Plant Coop.), 4s, 7/1/17	A1	$50,000	$51,730

MA State Clean Wtr. Trust Rev. Bonds (Revolving
Fund-Green Bond), 5s, 2/1/17	Aaa	100,000	102,939

MA State Dev. Fin. Agcy. Rev. Bonds
(Caregroup, Inc.), Ser. I, 3s, 7/1/18	A3	100,000	103,997
(Loomis Cmntys.), Ser. A, 3s, 1/1/17	BBB–	75,000	75,449

MA State Hlth. & Edl. Fac. Auth. Mandatory Put
Bonds (12/1/17) (Amherst College), Ser. H,
0.8s, 11/1/33	Aaa	100,000	99,734

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), 5s, 7/1/16	A	25,000	25,090

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4s, 12/1/44	Aa2	180,000	194,306

908,566
Michigan (1.6%)
MI State Bldg. Auth. Rev. Bonds (Facs. Program),
Ser. I, 5s, 4/15/19	Aa2	100,000	111,035

MI State Fin. Auth. Rev. Bonds (Detroit Wtr. &
Swr.), Ser. C-8, 5s, 7/1/16	BBB+	50,000	50,149

MI State Hosp. Fin. Auth. Rev. Bonds
(Henry Ford Hlth. Syst.), Ser. A, 5s, 11/15/16	A3	20,000	20,380
(Sparrow Hosp.), 5s, 11/15/16	A1	25,000	25,487

MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
2 3/4s, 11/15/17	BBB+/F	75,000	76,731

283,782
Minnesota (2.2%)
Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 4s, 11/15/18	A+	100,000	106,665

MN State G.O. Bonds (Hwy. & Var.
Purpose), 5s, 8/1/16	Aa1	25,000	25,190

MN State Muni. Pwr. Agcy. Elec. Rev. Bonds,
5s, 10/1/16	A2	100,000	101,364

MN State Res. Hsg. Fin. Agcy. Rev. Bonds,
Ser. A, 4s, 7/1/38	Aa1	90,000	97,466

Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, AMBAC, 5 1/4s, 1/1/17	A1	35,000	35,921

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (Regions Hosp.), 5 1/4s, 5/15/17
(Prerefunded 11/15/16)	Aaa	25,000	25,538

392,144
Mississippi (2.0%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. A,
0.34s, 12/1/30	VMIG1	200,000	200,000

MS State Bus. Fin. Corp. Solid Waste Disp.
Mandatory Put Bonds (3/1/17) (Waste Mgt.,
Inc.), 1 3/8s, 3/1/27	A–	150,000	150,282

			350,282

Short-Term Municipal Income Fund 21

MUNICIPAL BONDS AND NOTES (86.7%)* cont.	Rating**	Principal amount	Value

Missouri (2.3%)
MO State Hlth. & Edl. Fac. Auth. VRDN (WA U.
(The)), Ser. C, 0.35s, 9/1/30	VMIG1	$300,000	$300,000

MO State Hwys. & Transit Comm. Rev. Bonds
(Federal Reimbursement), Ser. A, 5s, 5/1/17	Aa1	100,000	104,001

404,001
Montana (0.5%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3s, 12/1/43	Aa1	80,000	83,237

Nebraska (0.6%)			83,237
NE State Pub. Pwr. Dist. Rev. Bonds,
Ser. A, 5s, 1/1/18	A1	100,000	106,473

106,473
Nevada (1.9%)
Las Vegas, Special Assmt. Bonds (Dist. No. 607
Local Impt.), 3s, 6/1/16	BBB	25,000	25,000

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.42s, 6/1/42	VMIG1	305,000	305,000

330,000
New Jersey (2.7%)
NJ Inst. of Tech. Rev. Bonds, Ser. A, 5s, 7/1/21	A1	100,000	117,317

NJ State Econ. Dev. Auth. Rev. Bonds (School
Fac.), Ser. GG, U.S. Govt. Coll., 5s, 9/1/17
(Escrowed to maturity)	A3	125,000	131,615

NJ State Edl. Fac. Auth. Rev. Bonds
(Ramapo College of NJ), Ser. I,
AMBAC, 5s, 7/1/16	A2	50,000	50,170
(The College of NJ), Ser. A, 5s, 7/1/16	A2	50,000	50,172

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(South Jersey Hosp., Inc.), 5s, 7/1/16	A2	20,000	20,070
(St. Barnabas Hlth.), Ser. A, 3 1/4s, 7/1/16	A3	25,000	25,052

Ocean Cnty., G.O. Bonds, 4s, 8/1/16	Aaa	75,000	75,430

469,826
New Mexico (0.9%)
Farmington, Poll. Control Mandatory Put Bonds
(4/1/20) (Southern CA Edison Co.), Ser. A,
1 7/8s, 4/1/29	Aa3	150,000	152,039

152,039
New York (9.5%)
Build NY City Resource Corp. Rev.
Bonds, 3s, 7/1/17	A+	100,000	102,225

Monroe Cnty., G.O. Bonds, BAM, 4s, 6/1/19	AA	100,000	108,027

Nassau Cnty., Local Econ. Assistance Corp. Rev.
Bonds (South Nassau Cmntys. Hosp.), 4s, 7/1/16	A3	25,000	25,070

New York, G.O. Bonds, Ser. I-1, 5s, 3/1/18	Aa2	200,000	214,628

Niagara, Frontier Trans. Auth. Rev. Bonds (Buffalo
Niagara Intl. Arpt.), Ser. B, 5s, 4/1/19	Baa1	150,000	164,304

NY City, Indl. Dev. Agcy. Special Fac. Mandatory
Put Bonds (8/1/16) (JFK Intl. Arpt.),
Ser. B, 2s, 8/1/28	BB/P	50,000	50,079

NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/17	A3	85,000	88,851
(State U. Edl. Fac.), Ser. A, 4s, 5/15/17	AA	200,000	206,334

22 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (86.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (The New School), 4s, 7/1/16	A3	$50,000	$50,139

NY State Dorm. Auth. Non-Supported
Debt Rev. Bonds
(School Dists. Funding Program), Ser. F, AGM,
5s, 10/1/17	AA	75,000	79,172
(St. John’s U.), Ser. A, 4s, 7/1/20	A3	100,000	110,773

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. E, 5s, 2/15/19	AAA	100,000	110,911

Port Auth. of NY & NJ Rev. Bonds
Ser. 178, 5s, 12/1/16	Aa3	100,000	102,204
Ser. 193rd, 4s, 10/15/18	Aa3	100,000	106,877

Rockland Cnty., G.O. Bonds, Ser. A,
AGM, 5s, 3/1/17	AA	100,000	103,003

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Kendal on Hudson), 3s, 1/1/17	BBB/F	50,000	50,496

1,673,093
North Carolina (0.7%)
Guilford Cnty., G.O. Bonds, Ser. C, 5s, 10/1/18	Aaa	100,000	109,739

NC State Med. Care Comm. Retirement Fac. Rev.
Bonds (Forest at Duke, Inc. (The)), 4.6s, 9/1/16	BBB+/F	20,000	20,190

129,929
Ohio (3.2%)
Cincinnati, Wtr. Syst. Rev. Bonds, Ser. B,
5s, 12/1/22	Aaa	100,000	122,971

Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Partners), Ser. A, 4 1/2s, 2/1/17	AA	140,000	143,511

Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev.
Bonds (Kendal at Oberlin), 3s, 11/15/16	A–	50,000	50,502

OH State G.O. Bonds (Higher Ed.),
Ser. C, 5s, 8/1/16	Aa1	25,000	25,187

OH State Higher Edl. Fac. Comm. Rev.
Bonds (Cleveland Clinic Hlth. Syst. Oblig.
Group), 5s, 1/1/18	Aa2	100,000	106,718

OH State Wtr. Dev. Auth. Poll. Control Rev. Bonds,
Ser. B, 5s, 6/1/18	Aaa	100,000	108,398

557,287
Oklahoma (1.6%)
OK State Tpk. Auth. VRDN, Ser. F, 0.35s, 1/1/28	VMIG1	200,000	200,000

Tulsa, Arpts. Impt. Trust Rev. Bonds, Ser. A,
BAM, 5s, 6/1/17	AA	75,000	77,604

277,604
Oregon (0.3%)
OR State G.O. Bonds, Ser. N, 4s, 12/1/16	Aa1	45,000	45,774

Portland, Swr. Syst. Rev. Bonds, Ser. A, NATL, 5s,
6/15/16 (Escrowed to maturity)	Aa2	15,000	15,023

60,797
Pennsylvania (5.8%)
Cap. Region Wtr. Rev. Bonds, Ser. A, 5s, 7/15/18	A+	100,000	108,027

Chester Cnty., G.O. Bonds, 4s, 7/15/18	Aaa	100,000	106,746

Delaware River Joint Toll Bridge Comm. Rev.
Bonds, 5s, 7/1/21	A1	100,000	117,263

Short-Term Municipal Income Fund 23

MUNICIPAL BONDS AND NOTES (86.7%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
2 1/4s, 7/1/17	Baa3	$40,000	$40,427

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Gannon
U.), 3s, 5/1/17	Baa2	35,000	35,608

Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev.
Bonds (Lancaster Gen. Hosp.), 3s, 7/1/16
(Escrowed to maturity)	Aa3	35,000	35,069

PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
1.6s, 10/1/17	AA+	100,000	100,644

PA State Tpk. Comm. Oil Franchise Tax Rev.
Bonds, Ser. A, AMBAC, 5s, 12/1/16	AA	25,000	25,549

Philadelphia, Auth for Indl. Dev. City Agreement
Rev. Bonds (Cultural & Coml. Corridors Program),
Ser. A, 4s, 12/1/18	A+	100,000	106,073

Philadelphia, Gas Wks. Rev. Bonds, 5s, 8/1/19	A–	100,000	111,850

Philadelphia, School Dist. G.O. Bonds,
Ser. D, 5s, 9/1/20	Ba2	50,000	55,130

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds
Ser. B, 5s, 7/1/20	A1	100,000	114,733
Ser. A, AGM, 5s, 6/15/16	AA	20,000	20,035

Pittsburgh, G.O. Bonds, Ser. B, AGM,
5 1/4s, 9/1/16	AA	50,000	50,562

1,027,716
Texas (9.1%)
Austin, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
4s, 11/15/16	Aa2	100,000	101,562

Central TX Regl. Mobility Auth. Rev. Bonds,
5 3/4s, 1/1/17 (Escrowed to maturity)	BBB+	75,000	77,211

Dallas, Mandatory Put Bonds (2/15/17) (Indpt.
School Dist.), Ser. B-1, PSFG, 3s, 2/15/36	Aaa	150,000	152,277

Dallas, Area Rapid Transit Rev. Bonds, AMBAC,
5s, 12/1/16	AA+	200,000	204,418

Galena Park, G.O. Bonds (School Bldg.), PSFG,
5 1/2s, 8/15/16	Aaa	25,000	25,252

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.36s, 12/1/24	A-1+	200,000	200,000

Lower CO River Auth. Rev. Bonds, Ser. A
5s, 5/15/21	A2	100,000	116,637
5s, 5/15/20	A2	100,000	114,325

North TX, Tollway Auth. Rev. Bonds, Ser. A,
5s, 1/1/25 ##	A1	100,000	122,651

Northside, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 4s, 2/15/18	Aaa	100,000	105,479

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5 1/2s, 8/1/25	BBB+	75,000	93,666

Spring Branch, Indpt. School Dist. G.O. Bonds,
Ser. A, PSFG, 5s, 2/1/17	Aaa	100,000	102,939

U. of Texas Rev. Bonds, Ser. B, 3s, 8/15/17	Aaa	100,000	102,828

Waco, Hlth. Fac. Dev. Corp. Rev. Bonds (Hillcrest
Health Syst., Inc.), Ser. A, NATL, FHA Insd.,
4 1/2s, 8/1/35 (Prerefunded 8/1/16)	AA–	85,000	85,540

			1,604,785

24 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (86.7%)* cont.	Rating**	Principal amount	Value

Vermont (0.6%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr. (UVM)), Ser. A, 3s, 12/1/18	A3	$100,000	$104,637

104,637
Virginia (1.5%)
Richmond, Pub. Impt. G.O. Bonds,
Ser. A, 5s, 3/1/19	AA+	230,000	255,502

255,502
Washington (1.4%)
Energy Northwest Rev. Bonds (Wind
Project), 5s, 7/1/17	A2	100,000	104,487

Energy Northwest Elec. Rev. Bonds (Bonneville
Pwr. Administration (BPA)), Ser. A, 5s, 7/1/18	Aa1	100,000	108,550

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/17	AA+	35,000	35,897

248,934
West Virginia (0.7%)
WV State Econ. Dev. Auth. Poll Control Rev.
Bonds (Appalachian Pwr. Co. — Amos), Ser. C,
3 1/4s, 5/1/19	Baa1	50,000	52,331

WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
Mandatory Put Bonds (4/1/19) (Appalachian
Pwr. Co. — Amos), Ser. A, 1.9s, 3/1/40	Baa1	75,000	75,391

127,722
Wisconsin (0.4%)
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Three
Pillars Sr. Living), 3s, 8/15/16	A–/F	75,000	75,327

			75,327

TOTAL INVESTMENTS

Total investments (cost $15,186,940)			$15,257,380

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $17,598,012.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

Short-Term Municipal Income Fund 25

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period
(as a percentage of net assets):

Utilities	15.1%
State debt	10.8
Health care	10.4
Education	10.1
Local debt	10.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$15,257,380	$—

Totals by level	$—	$15,257,380	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

26 Short-Term Municipal Income Fund

Statement of assets and liabilities 5/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $15,186,940)	$15,257,380

Cash	2,318,399

Interest and other receivables	153,421

Receivable for investments sold	5,000

Receivable from Manager (Note 2)	30,791

Prepaid assets	33,673

Total assets	17,798,664

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	122,507

Payable for shares of the fund repurchased	805

Payable for custodian fees (Note 2)	3,959

Payable for investor servicing fees (Note 2)	1,792

Payable for Trustee compensation and expenses (Note 2)	431

Payable for administrative services (Note 2)	56

Payable for distribution fees (Note 2)	4,771

Payable for auditing and tax fees	32,837

Payable for legal fee	26,433

Distributions payable to shareholders	331

Other accrued expenses	6,730

Total liabilities	200,652

Net assets	$17,598,012

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$17,533,747

Distributions in excess of net investment income (Note 1)	(543)

Accumulated net realized loss on investments (Note 1)	(5,632)

Net unrealized appreciation of investments	70,440

Total — Representing net assets applicable to capital shares outstanding	$17,598,012

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,340,743 divided by 1,130,954 shares)	$10.03

Offering price per class A share (100/99.00 of $10.03)*	$10.13

Net asset value and offering price per class B share ($86,250 divided by 8,603 shares)**	$10.03

Net asset value and offering price per class C share ($194,961 divided by 19,447 shares)**	$10.03

Net asset value and redemption price per class M share ($71,145 divided by 7,096 shares)	$10.03

Offering price per class M share (100/99.25 of $10.03)*	$10.11

Net asset value, offering price and redemption price per class Y share
($5,904,913 divided by 589,005 shares)	$10.03

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 27

Statement of operations Six months ended 5/31/16 (Unaudited)

INTEREST INCOME	$89,709

EXPENSES

Compensation of Manager (Note 2)	$26,267

Investor servicing fees (Note 2)	5,127

Custodian fees (Note 2)	3,436

Trustee compensation and expenses (Note 2)	525

Distribution fees (Note 2)	14,351

Administrative services (Note 2)	242

Auditing and tax fees	22,591

Blue sky expense	32,532

Legal	26,898

Other	7,322

Fees waived and reimbursed by Manager (Note 2)	(98,365)

Total expenses	40,926

Expense reduction (Note 2)	(10)

Net expenses	40,916

Net investment income	48,793

Net realized loss on investments (Notes 1 and 3)	(825)

Net unrealized appreciation of investments during the period	24,242

Net gain on investments	23,417

Net increase in net assets resulting from operations	$72,210

The accompanying notes are an integral part of these financial statements.

28 Short-Term Municipal Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/16*	Year ended 11/30/15

Operations:
Net investment income	$48,793	$89,063

Net realized gain (loss) on investments	(825)	3,751

Net unrealized appreciation (depreciation) of investments	24,242	(35,671)

Net increase in net assets resulting from operations	72,210	57,143

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(10)

Class B	—	—

Class C	—	—

Class M	—	—

Class Y	—	(4)

From tax-exempt net investment income
Class A	(31,010)	(51,439)

Class B	(166)	(274)

Class C	(9)	(23)

Class M	(195)	(337)

Class Y	(18,677)	(36,412)

Increase from capital share transactions (Note 4)	3,558,901	1,344,127

Total increase in net assets	3,581,054	1,312,771

NET ASSETS

Beginning of period	14,016,958	12,704,187

End of period (including distributions in excess of net
investment income of $543 and undistributed net investment
income of $721, respectively)	$17,598,012	$14,016,958

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

										Ratio	Ratio of net
	Net asset		Net realized							of expenses	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	net assets (%)	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	value (%) [a]	(in thousands)	[b,c,d]	net assets (%) [c,d]	(%)

Class A
May 31, 2016**	$10.01	.03	.02	.05	(.03)	(.03)	$10.03	.50*	$11,341	.30*	.29*	13*
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.23	10,151.60		.52	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.61	9,405.60		.38	36
November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.41*	14,756	.41*	.21*	—* [f]

Class B
May 31, 2016**	$10.01	.02	.02	.04	(.02)	(.02)	$10.03	.40*	$86	.40*	.19*	13*
November 30, 2015	10.04	.03	(.03)	— [e]	(.03)	(.03)	10.01	.02	79.80		.33	45
November 30, 2014	10.02	.02	.02	.04	(.02)	(.02)	10.04	.42	89.79		.24	36
November 30, 2013†	10.00	.01	.02	.03	(.01)	(.01)	10.02	.28*	28	.55*	.09*	—* [f]

Class C
May 31, 2016**	$10.01	— [e]	.02	.02	— [e]	— [e]	$10.03	.20*	$195	.59*	—* [f]	13*
November 30, 2015	10.04	— [e]	(.03)	(.03)	— [e]	— [e]	10.01	(.28)	141	1.11	.03	45
November 30, 2014	10.02	— [e]	.02	.02	— [e]	— [e]	10.04	.21	116.99		.01	36
November 30, 2013†	10.00	— [e]	.02	.02	— [e]	— [e]	10.02	.21*	175	.62*	—* [f]	—* [f]

Class M
May 31, 2016**	$10.01	.03	.02	.05	(.03)	(.03)	$10.03	.48*	$71	.33*	.26*	13*
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.18	71.65		.48	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.56	71.65		.36	36
November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.38*	70	.45*	.22*	—* [f]

Class Y
May 31, 2016**	$10.01	.04	.02	.06	(.04)	(.04)	$10.03	.63*	$5,905	.18*	.41*	13*
November 30, 2015	10.04	.08	(.03)	.05	(.08)	(.08)	10.01	.48	3,575.35		.75	45
November 30, 2014	10.02	.07	.02	.09	(.07)	(.07)	10.04	.86	3,024.35		.65	36
November 30, 2013†	10.00	.04	.02	.06	(.04)	(.04)	10.02	.57*	3,519	.24*	.43*	—* [f]

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

November 30, 2016	0.64%

November 30, 2015	0.94

November 30, 2014	1.02

November 30, 2013	1.10

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

	11/30/16	11/30/15	11/30/14	11/30/13

Class A	N/A	N/A	N/A	0.01%

Class B	N/A	N/A	0.01%	0.02

Class C	0.09%	0.24%	0.36	0.33

Class M	N/A	N/A	N/A	0.01

Class Y	N/A	N/A	N/A	0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 31

Notes to financial statements 5/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through May 31, 2016.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy includes investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

32 Short-Term Municipal Income Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Short-Term Municipal Income Fund 33

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

N/A	$4,807	$4,807

The aggregate identified cost on a tax basis is $15,186,940, resulting in gross unrealized appreciation and depreciation of $76,586 and $6,146, respectively, or net unrealized appreciation of $70,440.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.345% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $19,972 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

34 Short-Term Municipal Income Fund

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $78,218 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $175 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	—

Class C	175

Class M	—

Class Y	—

Total	$175

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,513	Class M	24

Class B	28	Class Y	1,495

Class C	67	Total	$5,127

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

Short-Term Municipal Income Fund 35

the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, and 0.30% of the average net assets attributable to class A, class B, class C, and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$13,053	Class M	107

Class B	187	Total	$14,351

Class C	1,004

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies from the sale of class  A and class  M shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $100 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$1,642,812	$1,715,000

U.S. government securities (Long-term)	—	—

Total	$1,642,812	$1,715,000

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows

	Six months ended 5/31/16		Year ended 11/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	284,142	$2,848,950	675,063	$6,754,198

Shares issued in connection with
reinvestment of distributions	2,894	29,023	4,793	48,026

	287,036	2,877,973	679,856	6,802,224

Shares repurchased	(170,069)	(1,704,278)	(602,497)	(6,033,659)

Net increase	116,967	$1,173,695	77,359	$768,565

36 Short-Term Municipal Income Fund

	Six months ended 5/31/16		Year ended 11/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	693	$6,978	—	$—

Shares issued in connection with
reinvestment of distributions	17	166	28	274

	710	7,144	28	274

Shares repurchased	(3)	(35)	(951)	(9,521)

Net increase (decrease)	707	$7,109	(923)	$(9,247)

	Six months ended 5/31/16		Year ended 11/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	13,508	$135,421	2,546	$25,469

Shares issued in connection with
reinvestment of distributions	1	9	2	23

	13,509	135,430	2,548	25,492

Shares repurchased	(8,158)	(81,759)	—	—

Net increase	5,351	$53,671	2,548	$25,492

	Six months ended 5/31/16		Year ended 11/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	19	195	34	337

	19	195	34	337

Shares repurchased	—	—	—	—

Net increase	19	$195	34	$337

	Six months ended 5/31/16		Year ended 11/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	304,449	$3,051,854	538,883	$5,397,068

Shares issued in connection with
reinvestment of distributions	1,862	18,672	3,606	36,127

	306,311	3,070,526	542,489	5,433,195

Shares repurchased	(74,457)	(746,295)	(486,458)	(4,874,215)

Net increase	231,854	$2,324,231	56,031	$558,980

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	303,213	26.8%	$3,041,226

Class B	1,008	11.7	10,110

Class M	1,012	14.3	10,150

At the close of the reporting period, a Trustee of the fund owned 6.2% of the outstanding shares of the fund.

Short-Term Municipal Income Fund 37

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

38 Short-Term Municipal Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Short-Term Municipal Income Fund 39

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40 Short-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

SA118
301184 7/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016